UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2012

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue P.O. Box 58039 Santa Clara, CA		95052-8039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The Annual Meeting of Stockholders of Applied Materials, Inc. (“Applied” or the “Company”) was held on March 6, 2012 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Company’s amended and restated Employee Stock Incentive Plan (the “Stock Plan”) and amended and restated Senior Executive Bonus Plan (the “Bonus Plan”).

Amended and Restated Employee Stock Incentive Plan

The Stock Plan is intended to attract, motivate, and retain (a) employees of Applied and its subsidiaries, (b) directors of the Company who are employees of neither the Company nor any subsidiary, and (c) consultants who provide significant services to the Company and its subsidiaries. The Stock Plan also is designed to encourage stock ownership by employees, directors, and consultants, thereby aligning their interests with those of Applied’s stockholders, and to permit the payment of compensation that qualifies as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Stock Plan permits grants of stock options, stock appreciation rights, restricted stock, performance units, performance shares and restricted stock units to eligible employees, directors and consultants of the Company. Stockholders had previously approved the Employee Stock Incentive Plan at the Company’s 2007 Annual Meeting of Stockholders. At the Annual Meeting, the Company’s stockholders approved an increase in the number of shares of Applied common stock available for issuance under the Stock Plan by 125,000,000 shares.

The Stock Plan is administered by the Human Resources and Compensation Committee of the Company’s Board of Directors (the “Committee”). Subject to the terms of the Stock Plan, the Committee has the sole discretion to select the employees, directors and consultants who will receive awards, determine the terms and conditions of awards, and interpret the provisions of the plan and outstanding awards.

The foregoing description of the Stock Plan does not purport to be complete and is qualified in its entirety by the full text of the Stock Plan, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Amended and Restated Senior Executive Bonus Plan

The Bonus Plan provides for the payment of awards upon the achievement of specified performance goals. The Committee selects the officers of the Company or its affiliates who may participate and be eligible to receive awards under the Bonus Plan, and assigns each participant a target award and performance goal(s) for a performance period. The target award typically will be expressed as a dollar amount or as a percentage of base salary earned during the applicable performance period. The performance goals set by the Committee may require the achievement of objectives for one or more of: cash flow, customer satisfaction, earnings per share, margin, market share, operating profit, product development and quality, profit, return on capital, return on equity, revenue or total shareholder return. The Committee may choose to measure performance goals in absolute terms, in combination with one or more performance goal(s), in relative terms, on a per-share or per-capita basis, against the performance of the Company as a whole or of a specific business unit(s), business segment(s) or product(s) of the Company, or on a pre-tax or after-tax basis. Each performance period may last from one fiscal year (or a period of four consecutive fiscal quarters) to three fiscal years (or a period of twelve consecutive fiscal quarters).

The actual award that is payable to a participant under the Bonus Plan is determined using a formula that increases or decreases the participant’s target award based on the level of actual performance attained. The Bonus Plan limits actual awards to a maximum of $5,000,000 per person for or in any fiscal year. The Committee has discretion to reduce or eliminate (but not to increase) the actual award of any participant.

The foregoing description of the Bonus Plan does not purport to be complete and is qualified in its entirety by the full text of the Bonus Plan, which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, Applied’s stockholders cast their votes on five proposals, as set forth below.

Proposal 1. Election of Directors.

Name of Nominee	For	Against	Abstain	Broker Non-Votes

Aart J. de Geus	909,203,569	20,007,423	2,937,345	189,458,892

Stephen R. Forrest	920,927,410	8,292,141	2,928,786	189,458,892

Thomas J. Iannotti	909,407,995	19,917,456	2,822,886	189,458,892

Susan M. James	921,560,908	7,875,280	2,712,149	189,458,892

Alexander A. Karsner	911,474,087	17,706,466	2,967,784	189,458,892

Gerhard H. Parker	920,294,019	9,089,506	2,764,812	189,458,892

Dennis D. Powell	920,978,116	8,368,726	2,801,495	189,458,892

Willem P. Roelandts	833,954,230	95,379,229	2,814,878	189,458,892

James E. Rogers	904,565,783	24,789,915	2,792,639	189,458,892

Michael R. Splinter	896,909,800	33,812,703	1,425,834	189,458,892

Robert H. Swan	921,337,584	8,208,587	2,602,166	189,458,892

Each of the eleven nominees was elected to serve as a director for a one-year term and until he or she is succeeded by another qualified director who has been elected, or, if earlier, until his or her death, resignation or removal.

Proposal 2.  Approval of the Amended and Restated Employee Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes

641,884,749	287,567,475	2,696,113	189,458,892

The amended and restated Employee Stock Incentive Plan was approved.

Proposal 3.  Approval of the Amended and Restated Senior Executive Bonus Plan.

For	Against	Abstain	Broker Non-Votes

879,826,973	49,301,899	3,019,465	189,458,892

The amended and restated Senior Executive Bonus Plan was approved.

Proposal 4.  Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Votes

860,105,141	68,365,789	3,677,407	189,458,892

The compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting, was approved on an advisory basis.

Proposal 5.  Ratification of the Appointment of Independent Registered Public Accounting Firm.

For	Against	Abstain	Broker Non-Votes

1,096,603,454	18,124,516	6,879,259	0

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2012 was ratified.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Applied Materials, Inc. Employee Stock Incentive Plan, as amended and restated effective March 6, 2012

10.2	Applied Materials, Inc. Senior Executive Bonus Plan, as amended and restated effective March 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)

Dated: March 9, 2012

	By:	/s/ Joseph J. Sweeney
Joseph J. Sweeney Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Applied Materials, Inc. Employee Stock Incentive Plan, as amended and restated effective March 6, 2012

10.2	Applied Materials, Inc. Senior Executive Bonus Plan, as amended and restated effective March 6, 2012